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PSCF1-1-499


                                  Chase Funds

                       Supplement Dated October 19, 1999
                                Investor Shares
                        Prospectus Dated April 30, 1999

     The following text replaces the third paragraph in "The Investment Adviser" section on page 55 of the Prospectus:

     Chase Bank of Texas, N.A. (Chase Texas) is the sub-advisor to the Chase Balance Fund, Chase Equity Income Fund, Chase Core Equity Fund, Chase Equity Growth Fund, and Chase Small Capitalization Fund. Chase Texas is a wholly owned subsidiary of The Chase Manhattan Corporation. It makes the day-to-day investment decisions for these funds.

     The following text replaces the first six paragraphs in the "Portfolio Manager" section on page 56 of the Prospectus:

Chase Money Market Fund

     The portfolio manager is Thomas Nelson, Head of Short Term Investments at Chase. He has managed the portfolio since October 1999. Prior to this position, he was responsible for the cash reinvestment of the Securities Lending Division. Mr. Nelson joined Chase in 1987 as a portfolio manager and trader for individual fixed income accounts.

Chase Short-Intermediate Term U.S. Government Securities Fund

     The portfolio managers are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann, Head of the Taxable Core Investment Group at Chase. They have been responsible for the Fund since October 1999. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Before joining Chase in 1997, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.




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Chase U.S. Government Securities Fund

     The portfolio managers are Mr. Bennis and Mr. Neumann. They have been responsible for the Fund since October 1999.

Chase Intermediate Term Bond Fund

     The portfolio managers are Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase and Mr. Neumann. They have managed the Fund since October 1999. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J. & W. Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.

Chase Income Fund

     The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Mr. Neumann. They have been responsible for the Fund since October 1999. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team.

Chase Balanced Fund

     Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, and Jeff Phelps, Portfolio Manager at Chase are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President, and Portfolio Manager at Chase is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. He began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to Chase in 1994. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.



                                                                     CF3-36-1099